UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 8, 2004

KILROY REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number:	95-4598246
(State or other jurisdiction of incorporation or organization)	1-12675	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California 90064

(Address of principal executive offices)

(310) 481-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 8, 2004, Kilroy Realty Corporation (the “Company”) issued 3,450,000 shares of its 7.50% Series F Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”). The Company contributed the net offering proceeds of $83.5 million (before the payment of offering expenses) to Kilroy Realty, L.P, its principal operating subsidiary (the “Operating Partnership”). The Operating Partnership used a portion of the contributed net offering proceeds to redeem its 9.25% Series D Cumulative Redeemable Preferred Limited Partnership Units, at an aggregate redemption price of $45.0 million plus accrued and unpaid dividends. The remaining proceeds from the offering of the Series F Preferred Stock will be used for general corporate purposes, and may be used to temporarily reduce borrowings under the Operating Partnership’s credit facility. A description of the Series F Preferred Stock is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 4, 2004, by and among Kilroy Realty Corporation and Kilroy Realty, L.P. and Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., and RBC Dain Rauscher Inc., as representatives of the several underwriters named in Schedule 1 thereto.

3.1(i)	Articles Supplementary of the Company designating 7.50% Series F Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A (No. 001-12675)).

4.1	Form of Certificate for the 7.50% Series F Cumulative Redeemable Preferred Stock of Kilroy Realty Corporation.

10.1	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of December 7, 2004.

99.1	Description of 7.50% Series F Cumulative Redeemable Preferred Stock.

SIGNATURES

KILROY REALTY CORPORATION
Date: December 9, 2004

	By:	/S/ ANN MARIE WHITNEY
Ann Marie Whitney
Senior Vice-President and Controller

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 4, 2004, by and among Kilroy Realty Corporation and Kilroy Realty, L.P. and Wachovia Capital Markets, LLC, A.G. Edwards & Sons, Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc., and RBC Dain Rauscher Inc., as representatives of the several underwriters named in Schedule 1 thereto.

3.1(i)	Articles Supplementary of the Company designating 7.50% Series F Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form 8-A (No. 001-12675)).

4.1	Form of Certificate for the 7.50% Series F Cumulative Redeemable Preferred Stock of Kilroy Realty Corporation.

10.1	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of December 7, 2004.

99.1	Description of 7.50% Series F Cumulative Redeemable Preferred Stock.